EXHIBIT 99.2

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre); funds from operations (FFO); modified funds from operations (MFFO); adjusted funds from operations (AFFO); interest expense, adjusted; liquidity; net debt; net operating income (NOI); and cash NOI. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measure, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measure of profitability and/or liquidity, computed in accordance with GAAP. All quarterly information presented in this supplement is unaudited and should be read in conjunction with the company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 24, 2021. Certain statements contained herein, other than historical fact, including the anticipated completion of the Tucson Healthcare Facility II and Tuscon Healthcare Facility IV, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results and to anticipated development properties. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the company’s expectations, and investors should not rely on forward- looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the company’s control and could materially affect the company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of our 2020 Annual Report on Form 10-K. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Disclosures Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Q4 2020 See the glossary for a description of the company's non-GAAP financial and operating metrics.

Section Page Supplemental Information as of December 31, 2020 See the glossary for a description of the company's non-GAAP financial and operating metrics. Corporate Address 4890 W. Kennedy Blvd Suite 650 Tampa, FL 33609 Transfer Agent DST Systems, Inc. P.O. Box 219359 Kansas City, MO 64121-9359 Contact Information Investor Support 833-404-4107 www.silarealtytrust.com Q4 2020 Quarterly Financial Summary.................................................... 3 Financial Statistics and Ratios................................................... 4 Consolidated Balance Sheets.................................................... 5 Consolidated Statements of Comprehensive Income (Loss)..... 6 FFO, MFFO and AFFO................................................................ 7 EBITDA and EBITDAre................................................................ 8 Net Operating Income (NOI)..................................................... 9 Same Store NOI and Occupancy Trends.................................... 10 Debt........................................................................................... 11 Acquisitions and Dispositions.................................................... 12 Property Map............................................................................ 13 Diversification Statistics............................................................ 14 Portfolio..................................................................................... 20 Glossary..................................................................................... 25

Three Months Ended Financial Results December 31, September 30, June 30, March 31, December 31, 2020 2020 2020 2020 2019 Rental revenue $ 67,809 $ 70,667 $ 68,875 $ 69,185 $ 69,434 Net income attributable to common stockholders $ 14,748 $ 5,264 $ 11,095 $ 5,669 $ 1,787 Net income attributable to common stockholders per basic and diluted share $ 0.07 $ 0.02 $ 0.05 $ 0.03 $ 0.01 EBITDAre $ 52,042 $ 46,815 $ 47,945 $ 48,144 $ 49,423 FFO attributable to common stockholders $ 39,178 $ 33,512 $ 33,686 $ 32,734 $ 33,702 FFO attributable to common stockholders per diluted share $ 0.18 $ 0.15 $ 0.15 $ 0.15 $ 0.15 MFFO attributable to common stockholders $ 33,872 $ 27,937 $ 28,579 $ 27,545 $ 27,411 MFFO attributable to common stockholders per diluted share $ 0.15 $ 0.13 $ 0.13 $ 0.12 $ 0.13 AFFO attributable to common stockholders $ 35,208 $ 28,972 $ 29,556 $ 28,518 $ 28,385 AFFO attributable to common stockholders per diluted share $ 0.16 $ 0.13 $ 0.13 $ 0.13 $ 0.13 Weighted average shares outstanding - diluted 222,475,926 221,406,461 221,029,409 221,570,975 218,955,915 Three Months Ended Portfolio Metrics December 31, September 30, June 30, March 31, December 31, 2020 2020 2020 2020 2019 Number of properties1 153 153 152 153 152 Rentable square feet (in thousands) 8,480 8,659 8,625 8,696 8,681 Weighted average rent escalation 2.4% 2.4% 2.5% 2.6% 2.4% Weighted average occupancy 93.0% 94.1% 93.7% 94.7% 95.1% Weighted average remaining lease term 9.6 years 9.5 years 9.6 years 9.9 years 10.1 years The following tables summarize the company's quarterly financial results and portfolio metrics. 3 Page Quarterly Financial Summary (dollars in thousands, except share data and per share amounts) See the glossary for a description of the company's non-GAAP financial and operating metrics. Q4 2020 (1) Includes development properties.

Three Months Ended Adjusted Interest Coverage Ratio December 31, September 30, June 30, March 31, December 31, 2020 2020 2020 2020 2019 Interest expense, adjusted $ 13,886 $ 13,768 $ 14,418 $ 15,410 $ 15,721 EBITDA 52,472 46,797 50,588 48,053 41,347 Adjusted interest coverage ratio 3.8 x 3.4 x 3.5 x 3.1 x 2.6 x As of Net Debt Ratios December 31, September 30, June 30, March 31, December 31, 2020 2020 2020 2020 2019 Principal debt outstanding $ 1,391,422 $ 1,437,523 $ 1,393,602 $ 1,459,575 $ 1,365,345 Less: cash and cash equivalents 53,174 75,505 74,782 150,476 69,342 Net debt 1,338,248 1,362,018 1,318,820 1,309,099 1,296,003 EBITDAre annualized1 208,168 187,260 191,780 192,576 197,692 Net debt to EBITDAre ratio 6.4 x 7.3 x 6.9 x 6.8 x 6.6 x Net debt $ 1,338,248 $ 1,362,018 $ 1,318,820 $ 1,309,099 $ 1,296,003 Fair market value of real estate investments 3,256,885 3,237,009 3,219,172 3,249,982 3,241,466 Net debt leverage ratio 41.1% 42.1% 41.0% 40.3% 40.0 % Financial Metrics December 31, 2020 Other Key Metrics December 31, 2020 Net debt leverage ratio 41.1 % Total real estate investment $ 3,142,314 Net debt to EBITDAre ratio 6.4 x Net asset value per share3 $ 8.69 Adjusted interest coverage ratio 3.8 x Class A annualized distribution per share $ 0.50 Liquidity2 $ 253,423 Class I annualized distribution per share $ 0.50 Class T annualized distribution per share $ 0.41 Class T2 annualized distribution per share $ 0.41 Financial Statistics and Ratios (dollars in thousands, except per share amounts) See the glossary for a description of the company's non-GAAP financial and operating metrics. 4 Page (1) EBITDAre is annualized based on actual quarter EBITDAre. (2) Liquidity represents cash and cash equivalents of $53.2 million and borrowing base availability on the company’s credit facility of $200.2 million as of December 31, 2020. (3) The estimated net asset value per share was calculated as of September 30, 2020. Q4 2020

December 31, 2020 December 31, 2019 ASSETS Real estate: Land $ 335,678 $ 343,444 Buildings and improvements, less accumulated depreciation of $197,134 and $128,304, respectively 2,338,914 2,422,102 Construction in progress 19,232 2,916 Total real estate, net 2,693,824 2,768,462 Cash and cash equivalents 53,174 69,342 Acquired intangible assets, less accumulated amortization of $90,730 and $64,164, respectively 246,761 285,459 Goodwill 39,529 — Right-of-use assets - operating leases 29,751 29,537 Right-of-use assets - finance leases 2,527 — Notes receivable, net 31,262 2,700 Other assets, net 108,461 84,034 Total assets $ 3,205,289 $ 3,239,534 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Notes payable, net of deferred financing costs of $1,805 and $2,500, respectively $ 451,617 $ 454,845 Credit facility, net of deferred financing costs of $5,900 and $7,385, respectively 932,100 900,615 Accounts payable due to affiliates — 9,759 Accounts payable and other liabilities 80,246 45,354 Acquired intangible liabilities, less accumulated amortization of $13,924 and $12,332, respectively 52,560 59,538 Operating lease liabilities 32,050 31,004 Finance lease liabilities 2,843 — Total liabilities 1,551,416 1,501,115 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 234,957,801 and 231,416,123 shares issued, respectively; 222,045,522 and 221,912,714 shares outstanding, respectively 2,220 2,219 Additional paid-in capital 1,983,361 1,981,848 Accumulated distributions in excess of earnings (311,264) (240,946) Accumulated other comprehensive loss (20,444) (4,704) Total stockholders’ equity 1,653,873 1,738,417 Noncontrolling interests — 2 Total equity 1,653,873 1,738,419 Total liabilities and stockholders’ equity $ 3,205,289 $ 3,239,534 Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the company's non-GAAP financial and operating metrics. 5 Page Q4 2020

Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Revenue: Rental revenue $ 67,809 $ 69,434 $ 276,536 $ 210,901 Expenses: Rental expenses 9,055 10,974 43,533 40,984 General and administrative expenses 6,721 3,244 16,681 8,421 Internalization transaction expenses — — 3,640 — Asset management fees — 5,948 17,914 16,475 Depreciation and amortization 24,875 23,994 105,483 74,104 Impairment loss on real estate — 8,000 — 21,000 Total expenses 40,651 52,160 187,251 160,984 Gain on real estate dispositions 439 79 3,142 79 Income from operations 27,597 17,353 92,427 49,996 Interest and other expense, net 12,849 15,566 55,651 47,214 Net income attributable to common stockholders $ 14,748 $ 1,787 $ 36,776 $ 2,782 Other comprehensive income (loss): Unrealized income (loss) on interest rate swaps, net $ 3,150 $ 2,379 $ (15,740) $ (10,907) Other comprehensive income (loss) 3,150 2,379 (15,740) (10,907) Comprehensive income (loss) attributable to common stockholders $ 17,898 $ 4,166 $ 21,036 $ (8,125) Weighted average number of common shares outstanding: Basic 221,863,141 218,928,165 221,436,617 157,247,345 Diluted 222,475,926 218,955,915 221,622,444 157,271,668 Net income per common share attributable to common stockholders: Basic $ 0.07 $ 0.01 $ 0.17 $ 0.02 Diluted $ 0.07 $ 0.01 $ 0.17 $ 0.02 Consolidated Statements of Comprehensive Income (Loss) (dollars in thousands, except share data and per share amounts) See the glossary for a description of the company's non-GAAP financial and operating metrics. 6 Page Q4 2020

Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Net income attributable to common stockholders $ 14,748 $ 1,787 $ 36,776 $ 2,782 Adjustments: Depreciation and amortization1 24,869 23,994 105,476 74,104 Gain on real estate dispositions (439) (79) (3,142) (79) Impairment loss on real estate — 8,000 — 21,000 FFO attributable to common stockholders $ 39,178 $ 33,702 $ 139,110 $ 97,807 Adjustments: Amortization of intangible assets and liabilities2 (613) (810) (4,680) (4,248) Reduction in the carrying amount of right-of-use assets - operating leases and finance lease, net 268 212 970 577 Straight-line rent3 (5,015) (5,693) (21,161) (14,047) Internalization transaction expenses4 — — 3,640 — Amortization of discount of deferred liability 54 — 54 — MFFO attributable to common stockholders $ 33,872 $ 27,411 $ 117,933 $ 80,089 Adjustments: Amortization of deferred financing costs 1,001 949 3,884 2,825 Stock-based compensation 335 25 437 89 AFFO attributable to common stockholders $ 35,208 $ 28,385 $ 122,254 $ 83,003 Weighted average common shares outstanding - basic 221,863,141 218,928,165 221,436,617 157,247,345 Weighted average common shares outstanding - diluted 222,475,926 218,955,915 221,622,444 157,271,668 Net income per common share - basic, diluted $ 0.07 $ 0.01 $ 0.17 $ 0.02 FFO per common share - basic, diluted $ 0.18 $ 0.15 $ 0.63 $ 0.62 MFFO per common share - basic, diluted $ 0.15 $ 0.13 $ 0.53 $ 0.51 AFFO per common share - basic, diluted $ 0.16 $ 0.13 $ 0.55 $ 0.53 (dollars in thousands, except share data and per share amounts) FFO, MFFO and AFFO See the glossary for a description of the company's non-GAAP financial and operating metrics. 7 Page (1) During the years ended December 31, 2020 and December 31, 2019, the company wrote off in-place lease intangible assets in the amounts of approximately $4.7 million and $3.2 million, respectively, by accelerating the amortization of the acquired intangible assets. (2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate. During the year ended December 31, 2020, the company wrote off an above-market lease intangible asset in the amount of approximately $0.3 million, by accelerating the amortization of the acquired intangible asset and one below-market lease intangible liability in the amount of approximately $2.0 million by accelerating the amortization of the acquired intangible liability. During the year ended December 31, 2019, the company wrote off one below-market lease intangible liability in the amount of approximately $0.2 million by accelerating the amortization of the acquired intangible liability. (3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the years ended December 31, 2020 and 2019, the company wrote off approximately $0.1 million and $0.5 million, respectively, of straight-line rent. By adjusting for the change in straight-line rent receivable, MFFO may provide useful supplemental information on the realized economic impact of lease terms, insight on the expected contractual cash flows of such lease terms, and a metric that aligns with the company's analysis of operating performance. (4) Under GAAP, acquisition fees and expenses related to transactions determined to be business combinations are expensed as incurred. Internalization transaction expenses consist primarily of legal fees, as well as fees for other professional and financial advisors incurred in connection with the internalization transaction consummated in September 2020. The company believes that adjusting for such non-recurring items provides useful supplemental information because such nonrecurring expenses may not be reflective of ongoing operations and a metric that aligns with the company's analysis of operating performance. Q4 2020

Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Net income attributable to common stockholders $ 14,748 $ 1,787 $ 36,776 $ 2,782 Adjustments: Interest and other expense, net 12,849 15,566 55,651 47,214 Depreciation and amortization 24,875 23,994 105,483 74,104 EBITDA $ 52,472 $ 41,347 $ 197,910 $ 124,100 Gain on real estate dispositions (439) (79) (3,142) (79) Impairment loss on real estate — 8,000 — 21,000 Cash deposits interest 9 155 178 566 EBITDAre $ 52,042 $ 49,423 $ 194,946 $ 145,587 EBITDA and EBITDAre (dollars in thousands) See the glossary for a description of the company's non-GAAP financial and operating metrics. 8 Page Q4 2020

Cash Net Operating Income Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Rental revenue $ 67,809 $ 69,434 $ 276,536 $ 210,901 Rental expenses (9,055) (10,974) (43,533) (40,984) Net operating income 58,754 58,460 233,003 169,917 Adjustments: Straight-line rent (5,015) (5,693) (21,161) (14,047) Reduction in the carrying amount of right-of-use assets - operating ground leases 233 212 935 577 Amortization of above- and below-market leases, net (613) (810) (4,680) (4,248) Cash NOI $ 53,359 $ 52,169 $ 208,097 $ 152,199 Cash NOI margin 78.7% 75.1% 75.3% 72.2 % Cash NOI yield1 6.8% 6.7% 6.6% 7.0 % Healthcare Cash Net Operating Income Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Rental revenue $ 41,902 $ 42,490 $ 165,781 $ 101,212 Rental expenses (2,548) (4,220) (15,187) (10,714) Healthcare NOI 39,354 38,270 150,594 90,498 Adjustments: Straight-line rent (3,704) (4,193) (15,575) (8,246) Reduction in the carrying amount of right-of-use assets - operating ground leases 124 103 497 140 Amortization of above- and below-market leases, net 176 150 1,090 (410) Healthcare cash NOI $ 35,950 $ 34,330 $ 136,606 $ 81,982 Healthcare cash NOI margin 85.8% 80.8% 82.4% 81.0 % Healthcare cash NOI yield1 6.5% 6.3% 6.1% 6.6 % Data Center Cash Net Operating Income Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Rental revenue $ 25,907 $ 26,944 $ 110,755 $ 109,689 Rental expenses (6,507) (6,754) (28,346) (30,270) Data Center NOI 19,400 20,190 82,409 79,419 Adjustments: Straight-line rent (1,311) (1,500) (5,586) (5,801) Reduction in the carrying amount of right-of-use assets - operating ground leases 109 109 438 437 Amortization of above- and below-market leases, net (789) (960) (5,770) (3,838) Data Center cash NOI $ 17,409 $ 17,839 $ 71,491 $ 70,217 Data Center cash NOI margin 67.2% 66.2% 64.5% 64.0 % Data Center cash NOI yield1 7.3% 7.5% 7.5% 7.4 % Net Operating Income (NOI) (dollars in thousands) See the glossary for a description of the company's non-GAAP financial and operating metrics. 9 Page (1) Calculated using annualized NOI for the three months ended December 31, 2020 and 2019, respectively, and actual NOI for the twelve months ended December 31, 2020 and 2019, respectively, to weighted average Q4 2020 real estate investment since inception.

N et O p er at in g In co m e En d o f P erio d O ccu p an cy $19.2 $18.4 $18.3 $18.2 $19.1 97.3% 96.0% 95.7% 95.7% 95.7% 4Q19 1Q20 2Q20 3Q20 4Q20 $0M $4M $8M $12M $16M $20M 50% 60% 70% 80% 90% 100% N et O p er at in g In co m e En d o f P erio d O ccu p an cy $20.2 $20.6 $20.1 $22.3 $19.4 95.8% 95.9% 95.5% 96.5% 87.8% 4Q19 1Q20 2Q20 3Q20 4Q20 $0M $4M $8M $12M $16M $20M $24M 50% 60% 70% 80% 90% 100% 90 Properties1 61 Properties1 29 Properties1 Healthcare Same Store NOI and Occupancy Data Center Same Store NOI and Occupancy Total Same Store NOI and Occupancy Same Store NOI and Occupancy Trends See the glossary for a description of the company's non-GAAP financial and operating metrics. 10 Page (1) Each quarter's results are based on properties owned and operated as of October 1, 2019. Q4 2020 N et O p er at in g In co m e En d o f P erio d O ccu p an cy $39.4 $39.0 $38.4 $40.5 $38.5 96.5% 95.9% 95.6% 96.1% 91.5% 4Q19 1Q20 2Q20 3Q20 4Q20 $0M $7M $14M $21M $28M $35M $42M 40% 50% 60% 70% 80% 90% 100%

$141.5 $301.1 $280.0 $544.9 $105.4 2021 2022 2023 2024 2025 2026+ $0M $100M $200M $300M $400M $500M $600M 4 Unsecured Credit Facility Key Covenants Required Actual Ratio of total indebtedness to total gross asset value ≤ 60.0% 46.3 % Ratio of secured indebtedness to total gross asset value ≤ 40.0% 15.1 % Ratio of adjusted EBITDA to fixed charges ≥ 1.75x 3.52x Ratio of unencumbered adjusted NOI to unsecured interest expense ≥ 2.00x 4.59x The table above includes a summary of key financial covenants for the company's unsecured credit facility, as defined and calculated per the terms of the facility's credit agreement. These calculations, which are not based on GAAP measurements, are presented to investors to show that the company is in compliance with the covenants and are not measures of the company's liquidity or performance. Debt Summary Fixed rate debt Amount Rate1 % of Total Notes payable, fixed through interest rate swaps $ 235.0 4.5% 16.8 % Notes payable 218.4 4.3% 15.7 % Credit facility term loan, fixed through interest rate swaps 400.0 3.8% 28.8 % Total fixed rate debt 853.4 4.1% 61.3 % Variable rate debt2 Revolving line of credit 138.0 2.4% 9.9 % Credit facility term loan 400.0 2.4% 28.8 % Total variable rate debt 538.0 2.4% 38.7 % Total principal debt $ 1,391.4 3.5% 100.0 % Debt (dollars in millions) Debt Maturities3 See the glossary for a description of the company's non-GAAP financial and operating metrics. 11 Page (1) Weighted average interest rate as of December 31, 2020. (2) LIBOR plus an applicable margin based on the company's debt agreements. (3) Excludes principal amortization payments. (4) The revolving line of credit has a maturity date of April 27, 2022, subject to the company's right for one 12-month extension period. Notes Payable - Fixed Notes Payable - Fixed Through Swaps Credit Facility Revolver - Variable Credit Facility Term Loan - Fixed Through Swaps Credit Facility Term Loan - Variable Q4 2020

2020 Acquisitions Date Acquired Property Rentable Square Feet Market State Acquisition Price 02/19/2020 Grimes Healthcare Facility 14,669 Des Moines IA $ 5,030 09/08/2020 Tampa Healthcare Facility 33,822 Tampa FL 11,047 12/22/2020 Tucson Healthcare Facility IV (1) (1) Tucson AZ 58 Total Year-to-Date Acquisitions 48,491 $ 16,135 Acquisitions and Dispositions (dollars in thousands) 2020 Dispositions Date Disposed Property Rentable Square Feet Market State Sale Price 05/28/2020 San Antonio Healthcare Facility II (2) 82,316 San Antonio TX $ 35,000 11/06/2020 Dallas Healthcare Facility II (3) 199,182 Dallas TX 23,000 Total Year-to-Date Dispositions 281,498 $ 58,000 See the glossary for a description of the company's non-GAAP financial and operating metrics. 12 Page (1) Tucson Healthcare Facility IV is a development property that the company expects will be approximately 44,686 rentable square feet at anticipated completion in 2022. (2) Sale price consisted of $7.0 million cash and a $28.0 million investment in a note receivable. The company generated net proceeds of approximately $6.1 million and recognized a gain on sale of approximately $2.7 million. (3) The company generated net proceeds of approximately $22.4 million and recognized a gain on sale of approximately $0.4 million. Q4 2020

Property Map (as of December 31, 2020) See the glossary for a description of the company's non-GAAP financial and operating metrics. 13 Page Q4 2020

10.2% 8.3% 7.0% 5.7% 5.0% 4.4% 3.5% 2.9% 2.7% 2.5% Houston Dallas Oklahoma City San Antonio Philadelphia Akron Riverside Austin Cincinnati Lubbock Total Healthcare Statistics As of December 31, 2020 2019 Rentable square feet 5,182,190 5,383,646 Number of properties4 124 123 Weighted average annualized base rent per leased square foot $29.02 $27.67 Weighted average remaining lease term 10.4 years 11.2 years Weighted average occupancy 96.3% 94.7 % Top 10 Healthcare Markets1 As of December 31, 2020 As of December 31, 2019 Rentable Square Feet % Leased3 Rentable Square Feet % Leased3 Houston 593,111 84.1% 593,111 90.4 % Dallas 373,990 83.3% 561,621 64.3 % Oklahoma City 433,513 100.0% 433,513 100.0 % San Antonio 293,782 96.3% 376,098 97.1 % Philadelphia 122,356 100.0% 122,356 100.0 % Akron 191,269 100.0% 191,269 100.0 % Riverside 73,643 100.0% 73,643 100.0 % Austin 125,271 100.0% 125,271 100.0 % Cincinnati 237,496 100.0% 237,496 100.0 % Lubbock 102,143 100.0% 102,143 100.0 % Total 2,546,574 93.4% 2,816,521 90.5 % Top 10 Healthcare Markets1,2 Real Estate Diversification: Healthcare See the glossary for a description of the company's non-GAAP financial and operating metrics. 14 Page (1) Based on annualized December 2020 base rent. (2) Represents each market's annualized December 2020 base rent as a percentage of total market annualized December 2020 base rent. (3) Weighted average occupancy based on rentable square feet. (4) Includes development properties. Q4 2020

89.4% 91.0% 10.6% 9.0% Number of Properties Annualized Base Rent (December 2020) 36.8% 22.4% 26.8% 12.4% 1.6% A n n u al iz ed B as e R en t Sq u are Feet 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter $0M $15M $30M $45M $60M $75M $90M 0.0M 0.3M 0.6M 0.9M 1.2M 1.5M 1.8M 2.1M 2.4M 2.7M 16.3% 8.4% 7.1% 6.8% 6.1% 5.9% 5.5% 4.7% 3.6% 2.9% Post Acute Medical, LLC Baylor Scott and White Health Board of Regents of the Univ. of Texas System Select Medical Corporation Confidential Healthcare Tenant #10 Genesis Care Pty Ltd Confidential Healthcare Tenant #11 Surgery Partners, Inc. Confidential Healthcare Tenant #4 Confidential Healthcare Tenant #3 Property Diversification1Tenant Diversification1,2 Real Estate Diversification: Healthcare Healthcare Lease Expirations Healthcare Single/Multi-Tenant Breakdown3 See the glossary for a description of the company's non-GAAP financial and operating metrics. 15 Page (1) Based on annualized December 2020 base rent. (2) Includes tenants under common control. (3) Excludes vacant property. (4) Includes development properties. Annualized Base Rent (December 2020) Expiring Leased Square Feet Medical Office Building Inpatient Rehabilitation Facility Acute Care Hospital Long-Term Acute Care Hospital Other Single Tenant Multi-Tenant Q4 2020 4

22.1% 9.2% 8.6% 8.1% 7.4% 7.2% 5.2% 4.7% 4.3% 3.8% Atlanta Sacramento Washington, D.C. San Jose Los Angeles Houston Bridgeport Oklahoma City Chicago Boston Total Data Center Statistics As of December 31, 2020 2019 Rentable square feet 3,297,624 3,297,624 Number of properties 29 29 Weighted average annualized base rent per leased square foot $25.70 $24.97 Weighted average remaining lease term 8.2 years 8.2 years Weighted average occupancy 87.8% 95.8 % Top 10 Data Center Markets1 As of December 31, 2020 As of December 31, 2019 Rentable Square Feet % Leased3 Rentable Square Feet % Leased3 Atlanta 1,074,570 66.1% 1,074,570 89.7 % Sacramento 132,839 82.4% 132,839 82.4 % Washington D.C. 131,331 97.3% 131,331 97.3 % San Jose 152,983 100.0% 152,983 100.0 % Los Angeles 288,000 100.0% 288,000 100.0 % Houston 103,200 100.0% 103,200 100.0 % Bridgeport 167,691 100.0% 167,691 100.0 % Oklahoma City 92,456 100.0% 92,456 100.0 % Chicago 181,097 100.0% 181,097 100.0 % Boston 153,000 100.0% 153,000 100.0 % Total 2,477,167 84.2% 2,477,167 94.5% (1) Based on annualized December 2020 base rent. (2) Represents each market's annualized December 2020 base rent as a percentage of total market annualized December 2020 base rent. (3) Weighted average occupancy based on rentable square feet. Top 10 Data Center Markets1,2 Real Estate Diversification: Data Centers See the glossary for a description of the company's non-GAAP financial and operating metrics. 16 Page Q4 2020

86.2% 69.5% 13.8% 30.5% Number of Properties Annualized Base Rent (December 2020) A n n u al iz ed B as e R en t Sq u are Feet 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter $0M $5M $10M $15M $20M 0.0M 0.2M 0.4M 0.6M 0.8M 11.9% 11.5% 7.2% 6.7% 6.6% 6.4% 5.2% 4.9% 4.7% 4.7% Dawn Acquisitions, LLC Lumen Technologies, Inc. BP Corporation North America, Inc. Hi Technology Corp Sungard AS New Holdings, LLC Confidential Data Center Tenant #3 CyrusOne, LP Ensono, LP Internap Network Services Corporation Confidential Data Center Tenant #2 (1) Based on annualized December 2020 base rent. (2) Includes tenants under common control. Data Center Lease Expirations Tenant Diversification1,2 Property Diversification1 Real Estate Diversification: Data Centers Data Center Single/Multi-Tenant Breakdown See the glossary for a description of the company's non-GAAP financial and operating metrics. 17 Page Annualized Base Rent (December 2020) Expiring Leased Square Feet Single Tenant Multi-Tenant Enterprise Wholesale Colocation 16.7% 24.7%58.6% Q4 2020

9.2% 7.6% 6.2% 5.5% 3.9% 3.7% 3.1% 3.0% 2.9% 2.9% Houston Atlanta Oklahoma City Dallas Philadelphia San Antonio Sacramento Los Angeles Washington, D.C. Akron Total Portfolio Statistics As of December 31, 2020 2019 Rentable square feet 8,479,814 8,681,270 Number of properties4 153 152 Weighted average annualized base rent per leased square foot $27.80 $26.64 Weighted average remaining lease term 9.6 years 10.1 years Weighted average occupancy 93.0% 95.1 % Top 10 Total Markets1 As of December 31, 2020 As of December 31, 2019 Rentable Square Feet % Leased3 Rentable Square Feet % Leased3 Houston 696,311 86.5% 696,311 91.8 % Atlanta 1,074,570 66.1% 1,074,570 89.7 % Oklahoma City 525,969 100.0% 525,969 100.0 % Dallas 373,990 83.3% 561,621 64.3 % Philadelphia 172,356 100.0% 172,356 100.0 % San Antonio 293,782 96.3% 376,098 97.1 % Sacramento 132,839 82.4% 132,839 82.4 % Los Angeles 300,163 100.0% 300,163 100.0 % Washington D.C. 131,331 97.3% 131,331 97.3 % Akron 191,269 100.0% 191,269 100.0 % Total 3,892,580 85.6% 4,162,527 90.3% (1) Based on annualized December 2020 base rent. (2) Represents each market's annualized December 2020 base rent as a percentage of total market annualized December 2020 base rent. (3) Weighted average occupancy based on rentable square feet. (4) Includes development properties. Top 10 Total Markets1,2 Real Estate Diversification: Total Portfolio See the glossary for a description of the company's non-GAAP financial and operating metrics. 18 Page Q4 2020

88.8% 83.7% 11.2% 16.3% Number of Properties Annualized Base Rent (December 2020) A n n u al iz ed B as e R en t Sq u are Feet 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter $0M $15M $30M $45M $60M $75M $90M $105M 0.0M 0.5M 1.0M 1.5M 2.0M 2.5M 3.0M 3.5M 10.7% 5.5% 4.7% 4.5% 4.1% 4.0% 3.9% 3.9% 3.6% 3.1% Post Acute Medical, LLC Baylor Scott and White Health Board of Regents of the Univ. of Texas System Select Medical Corporation Dawn Acquisitions, LLC Confidential Healthcare Tenant #10 Lumen Technologies, Inc. Genesis Care Pty Ltd Confidential Healthcare Tenant #11 Surgery Partners, Inc. 16.9% 15.9% 49.8% 17.4% Property Diversification1Tenant Diversification1,2 Tenant Credit Concentrations3,4 Total Portfolio Lease Expirations (1) Based on annualized December 2020 base rent. (2) Includes tenants under common control. (3) Based on rental revenue for the year ended December 31, 2020. (4) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated. (5) Excludes vacant properties. (6) Includes development properties. Real Estate Diversification: Total Portfolio 34.2% 65.8% Total Single/Multi-Tenant Breakdown5 See the glossary for a description of the company's non-GAAP financial and operating metrics. 19 Page Annualized Base Rent (December 2020) Expiring Leased Square Feet Investment Grade Rated Tenant/ Guarantor Non-Investment Grade Rated Tenant/Guarantor Non-Rated Tenant/Guarantor Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner Single Tenant Multi-Tenant Data Center Healthcare Q4 2020 6

Healthcare Properties Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Akron Akron Healthcare Facility OH 98,705 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility II OH 38,564 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility III OH 54,000 10/4/2019 100.0 % Long-Term Acute Care Hospital Alexandria Alexandria Healthcare Facility LA 15,600 10/4/2019 100.0 % Medical Office Building Appleton Appleton Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Augusta Augusta Healthcare Facility ME 51,000 7/22/2015 100.0 % Medical Office Building Augusta Oakland Healthcare Facility ME 20,000 7/22/2015 100.0 % Medical Office Building Austin Austin Healthcare Facility TX 66,095 3/31/2017 100.0 % Inpatient Rehabilitation Facility Austin Austin Healthcare Facility II TX 18,275 10/4/2019 100.0 % Medical Office Building Austin Luling Healthcare Facility TX 40,901 7/30/2015 100.0 % Long-Term Acute Care Hospital Beaumont Beaumont Healthcare Facility TX 61,000 3/31/2017 100.0 % Inpatient Rehabilitation Facility Boston Stoughton Healthcare Facility MA 180,744 12/23/2014 100.0 % Long-Term Acute Care Hospital Bremerton Silverdale Healthcare Facility WA 25,892 8/25/2017 100.0 % Medical Office Building Bremerton Silverdale Healthcare Facility II WA 19,184 9/20/2017 100.0 % Medical Office Building Brownsville Harlingen Healthcare Facility TX 38,111 10/4/2019 100.0 % Medical Office Building Chicago Aurora Healthcare Facility IL 24,722 3/30/2017 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility OH 14,868 10/29/2014 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility II OH 139,428 7/22/2015 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility III OH 41,600 7/22/2015 100.0 % Medical Office Building Cincinnati Florence Healthcare Facility KY 41,600 7/22/2015 100.0 % Medical Office Building Corpus Christi Corpus Christi Healthcare Facility TX 25,102 12/22/2016 100.0 % Medical Office Building Dallas Allen Healthcare Facility TX 42,627 3/31/2017 100.0 % Inpatient Rehabilitation Facility Dallas Carrollton Healthcare Facility TX 21,990 4/27/2018 100.0 % Medical Office Building Dallas Dallas Healthcare Facility TX 62,390 10/4/2019 100.0 % Acute Care Hospital Dallas Fort Worth Healthcare Facility TX 83,464 12/31/2014 100.0 % Acute Care Hospital Dallas Fort Worth Healthcare Facility II TX 8,268 12/31/2014 87.3 % Medical Office Building Dallas Fort Worth Healthcare Facility III TX 36,800 12/23/2015 100.0 % Medical Office Building Dallas Frisco Healthcare Facility TX 57,051 10/4/2019 100.0 % Inpatient Rehabilitation Facility Dallas Grapevine Healthcare Facility TX 61,400 10/4/2019 — % Long-Term Acute Care Hospital Denver Denver Healthcare Facility CO 131,210 10/4/2019 100.0 % Long-Term Acute Care Hospital Des Moines Clive Healthcare Facility IA 58,156 11/26/2018 100.0 % Medical Office Building Des Moines Grimes Healthcare Facility IA 14,669 2/19/2020 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility IA 18,116 9/26/2018 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility II IA 20,990 9/26/2018 100.0 % Medical Office Building Destin Crestview Healthcare Facility FL 5,685 10/4/2019 100.0 % Medical Office Building Destin Fort Walton Beach Healthcare Facility FL 9,017 10/4/2019 100.0 % Medical Office Building Portfolio: Healthcare See the glossary for a description of the company's non-GAAP financial and operating metrics. 20 Page Q4 2020

Portfolio: Healthcare (Continued) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Destin Santa Rosa Beach Healthcare Facility FL 5,000 10/4/2019 100.0 % Medical Office Building Elkhart Goshen Healthcare Facility IN 15,462 10/4/2019 100.0 % Medical Office Building Fayetteville Fayetteville Healthcare Facility AR 55,740 10/4/2019 100.0 % Acute Care Hospital Fort Myers Bonita Springs Healthcare Facility FL 9,800 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility FL 32,148 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility II FL 47,089 10/4/2019 100.0 % Medical Office Building Fort Myers Lehigh Acres Healthcare Facility FL 5,746 10/4/2019 100.0 % Medical Office Building Grand Rapids Grand Rapids Healthcare Facility MI 106,807 12/7/2016 76.8 % Medical Office Building Green Bay Bellevue Healthcare Facility WI 5,838 10/4/2019 100.0 % Medical Office Building Green Bay De Pere Healthcare Facility WI 7,100 10/4/2019 100.0 % Medical Office Building Green Bay Howard Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility WI 7,987 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility II WI 36,090 10/4/2019 100.0 % Medical Office Building Green Bay Marinette Healthcare Facility WI 4,178 10/4/2019 100.0 % Medical Office Building Green Bay Sturgeon Bay Healthcare Facility WI 3,100 10/4/2019 100.0 % Medical Office Building Hammond Hammond Healthcare Facility LA 63,000 10/4/2019 100.0 % Acute Care Hospital Hammond Hammond Healthcare Facility II LA 23,835 10/4/2019 100.0 % Long-Term Acute Care Hospital Houston Houston Healthcare Facility TX 13,645 7/31/2014 100.0 % Medical Office Building Houston Houston Healthcare Facility II TX 102,369 6/30/2015 8.0 % Long-Term Acute Care Hospital Houston Houston Healthcare Facility III TX 16,217 10/4/2019 100.0 % Medical Office Building Houston Katy Healthcare Facility TX 34,296 6/8/2018 100.0 % Other Houston Webster Healthcare Facility TX 53,514 6/5/2015 100.0 % Inpatient Rehabilitation Facility Houston Webster Healthcare Facility II TX 373,070 10/4/2019 100.0 % Acute Care Hospital Jacksonville Jacksonville Healthcare Facility FL 13,082 10/4/2019 100.0 % Medical Office Building Kansas City Overland Park Healthcare Facility KS 54,568 2/17/2015 100.0 % Inpatient Rehabilitation Facility Lafayette Lafayette Healthcare Facility LA 73,824 10/4/2019 100.0 % Acute Care Hospital Lakeland Winter Haven Healthcare Facility FL 7,560 1/27/2015 100.0 % Medical Office Building Laredo Laredo Healthcare Facility TX 61,677 9/19/2019 100.0 % Medical Office Building Laredo Laredo Healthcare Facility II TX 118,132 9/19/2019 100.0 % Medical Office Building Las Vegas Henderson Healthcare Facility NV 6,685 10/4/2019 100.0 % Medical Office Building Las Vegas Las Vegas Healthcare Facility NV 56,220 6/24/2016 100.0 % Inpatient Rehabilitation Facility Las Vegas Las Vegas Healthcare Facility II NV 6,963 10/4/2019 100.0 % Medical Office Building Lexington Frankfort Healthcare Facility KY 4,000 10/4/2019 100.0 % Medical Office Building Little Rock Benton Healthcare Facility AR 104,419 10/17/2018 100.0 % Medical Office Building Little Rock Benton Healthcare Facility II AR 11,350 10/17/2018 100.0 % Medical Office Building Little Rock Bryant Healthcare Facility AR 23,450 10/17/2018 100.0 % Medical Office Building See the glossary for a description of the company's non-GAAP financial and operating metrics. 21 Page Q4 2020

Portfolio: Healthcare (Continued) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Little Rock Bryant Healthcare Facility II AR 16,154 8/16/2019 100.0 % Medical Office Building Little Rock Hot Springs Healthcare Facility AR 8,573 10/17/2018 100.0 % Medical Office Building Los Angeles El Segundo Healthcare Facility CA 12,163 10/4/2019 100.0 % Medical Office Building Lubbock Lubbock Healthcare Facility TX 102,143 10/4/2019 100.0 % Acute Care Hospital Martinsburg Fairlea Healthcare Facility WV 5,200 10/4/2019 100.0 % Medical Office Building New Orleans Covington Healthcare Facility LA 43,250 10/4/2019 100.0 % Long-Term Acute Care Hospital Oklahoma City Edmond Healthcare Facility OK 17,700 1/20/2016 100.0 % Medical Office Building Oklahoma City Newcastle Healthcare Facility OK 7,424 2/3/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility OK 94,076 12/29/2015 100.0 % Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility II OK 41,394 12/29/2015 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility III OK 5,000 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility IV OK 8,762 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility V OK 43,676 2/11/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VI OK 14,676 3/7/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VII OK 102,978 6/22/2016 100.0 % Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility VIII OK 62,857 6/30/2016 100.0 % Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility IX OK 34,970 10/4/2019 100.0 % Medical Office Building Omaha Omaha Healthcare Facility NE 40,402 10/14/2015 100.0 % Other Oshkosh Oshkosh Healthcare Facility WI 8,717 10/4/2019 100.0 % Medical Office Building Philadelphia Marlton Healthcare Facility NJ 89,139 11/1/2016 100.0 % Inpatient Rehabilitation Facility Philadelphia Wyomissing Healthcare Facility PA 33,217 7/24/2015 100.0 % Acute Care Hospital Pittsburgh Clarion Healthcare Facility PA 33,000 6/1/2015 100.0 % Medical Office Building Poplar Bluff Poplar Bluff Healthcare Facility MO 71,519 9/19/2019 100.0 % Medical Office Building Providence New Bedford Healthcare Facility MA 70,657 10/4/2019 100.0 % Long-Term Acute Care Hospital Providence North Smithfield Healthcare Facility RI 92,944 10/4/2019 100.0 % Inpatient Rehabilitation Facility Riverside Palm Desert Healthcare Facility CA 6,963 10/4/2019 100.0 % Medical Office Building Riverside Rancho Mirage Healthcare Facility CA 47,008 3/1/2016 100.0 % Inpatient Rehabilitation Facility Riverside Rancho Mirage Healthcare Facility II CA 7,432 10/4/2019 100.0 % Medical Office Building Riverside Yucca Valley Healthcare Facility CA 12,240 10/4/2019 100.0 % Medical Office Building Saginaw Saginaw Healthcare Facility MI 87,843 12/21/2017 100.0 % Medical Office Building San Antonio New Braunfels Healthcare Facility TX 27,971 10/4/2019 100.0 % Long-Term Acute Care Hospital San Antonio San Antonio Healthcare Facility TX 44,746 6/29/2017 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility III TX 50,000 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility IV TX 113,136 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility V TX 57,929 10/4/2019 81.3 % Medical Office Building Sarasota Lakewood Ranch Healthcare Facility FL 10,919 10/4/2019 100.0 % Medical Office Building See the glossary for a description of the company's non-GAAP financial and operating metrics. 22 Page Q4 2020

Portfolio: Healthcare (Continued) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Savannah Savannah Healthcare Facility GA 48,184 10/4/2019 100.0 % Long-Term Acute Care Hospital Scranton Wilkes-Barre Healthcare Facility PA 15,996 10/4/2019 100.0 % Medical Office Building Sherman Sherman Healthcare Facility TX 57,576 11/20/2015 100.0 % Acute Care Hospital Sherman Sherman Healthcare Facility II TX 8,055 11/20/2015 100.0 % Medical Office Building St. Louis Bridgeton Healthcare Facility MO 66,914 10/4/2019 100.0 % Inpatient Rehabilitation Facility St. Louis St. Louis Healthcare Facility MO 21,823 10/4/2019 100.0 % Medical Office Building Tampa Tampa Healthcare Facility FL 33,822 9/8/2020 100.0 % Medical Office Building Tucson Tucson Healthcare Facility AZ 34,009 9/19/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility II1 AZ — 12/26/2019 — % Other Tucson Tucson Healthcare Facility III AZ 20,000 12/27/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility IV2 AZ — 12/22/2020 — % Medical Office Building Valdosta Valdosta Healthcare Facility GA 24,750 11/28/2018 100.0 % Medical Office Building Valdosta Valdosta Healthcare Facility II GA 12,745 11/28/2018 100.0 % Medical Office Building Victoria Victoria Healthcare Facility TX 34,297 10/4/2019 100.0 % Inpatient Rehabilitation Facility Victoria Victoria Healthcare Facility II TX 28,752 10/4/2019 100.0 % Long-Term Acute Care Hospital Winston Winston-Salem Healthcare Facility NC 22,200 12/17/2014 100.0 % Medical Office Building . See the glossary for a description of the company's non-GAAP financial and operating metrics. 23 Page (1) Tuscon Healthcare Facility II is a development property that the company expects will be approximately 61,010 rentable square feet, with 100% occupancy at anticipated lease commencement in 2021. (2) Tucson Healthcare Facility IV is a development property that the company expects will be approximately 44,686 rentable square feet, with 86% occupancy at anticipated lease commencement in 2022. Q4 2020

Portfolio: Data Centers Data Center Properties Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Atlanta Alpharetta Data Center GA 77,322 2/2/2016 100.0 % Colocation Atlanta Atlanta Data Center GA 997,248 6/15/2017 63.5 % Wholesale Boston Andover Data Center MA 153,000 11/8/2016 100.0 % Colocation Bridgeport Norwalk Data Center CT 167,691 3/30/2017 100.0 % Colocation Canton Canton Data Center OH 29,960 10/3/2018 100.0 % Colocation Charlotte Charlotte Data Center NC 52,924 5/15/2017 100.0 % Colocation Chicago Chicago Data Center IL 115,352 12/28/2016 100.0 % Colocation Chicago Elgin Data Center IL 65,745 12/22/2017 100.0 % Colocation Cincinnati Cincinnati Data Center OH 69,826 6/30/2017 100.0 % Enterprise Columbia Blythewood Data Center SC 64,637 12/29/2016 100.0 % Colocation Flint Flint Data Center MI 32,500 2/2/2016 100.0 % Colocation Houston Houston Data Center TX 103,200 11/16/2017 100.0 % Enterprise Indianapolis Indianapolis Data Center IN 43,724 4/1/2015 100.0 % Colocation Los Angeles Hawthorne Data Center CA 288,000 9/27/2016 100.0 % Colocation Minneapolis Eagan Data Center MN 87,402 6/29/2015 100.0 % Enterprise Minneapolis Minnetonka Data Center MN 135,240 8/28/2015 91.9 % Colocation Nashville Franklin Data Center TN 71,726 3/31/2016 100.0 % Colocation New York City Somerset Data Center NJ 36,118 6/29/2016 100.0 % Colocation Oklahoma City Oklahoma City Data Center OK 92,456 12/27/2017 100.0 % Colocation Philadelphia King of Prussia Data Center PA 50,000 9/28/2017 100.0 % Enterprise Phoenix Tempe Data Center AZ 44,244 1/26/2017 100.0 % Enterprise Phoenix Tempe Data Center II AZ 58,560 9/29/2017 100.0 % Colocation Sacramento Rancho Cordova Data Center CA 69,048 3/14/2018 100.0 % Colocation Sacramento Rancho Cordova Data Center II CA 63,791 3/14/2018 63.3 % Wholesale San Jose San Jose Data Center CA 76,410 6/13/2018 100.0 % Enterprise San Jose Sunnyvale Data Center CA 76,573 6/28/2017 100.0 % Colocation Waco Waco Data Center TX 43,596 12/30/2015 100.0 % Colocation Washington, D.C. McLean Data Center VA 69,329 10/17/2016 94.9 % Colocation Washington, D.C. McLean Data Center II VA 62,002 10/17/2016 100.0 % Colocation See the glossary for a description of the company's non-GAAP financial and operating metrics. 24 Page Q4 2020

Annualized Base Rent is the sum of each tenant’s base rent in the last month of the period multiplied by twelve, unless otherwise specified. Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) are non-GAAP, supplemental performance measures defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairment write-downs on real estate and gains or losses from the disposition of property. EBITDA and EBITDAre are definitions promulgated by the National Association of Real Estate Investment Trusts (NAREIT). Each of these metrics are important indicators of the company’s operating performance. The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITAre for the following quarterly periods (amounts in thousands): Fair Market Value of Real Estate Investments is determined as fair market value of real estate-related investments calculated as of the date of the then current NAV (as defined below) plus total aggregate cost of real estate investments acquired after that date and capital expenditures incurred on development properties not included in the then current NAV. Funds From Operations (FFO), Modified Funds From Operations (MFFO) and Adjusted Funds From Operations (AFFO) Funds From Operations (FFO), Modified Funds From Operations (MFFO) and Adjusted Funds From Operations (AFFO) are non-GAAP financial measures. FFO is calculated using the NAREIT definition: net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do, making comparisons less meaningful. In addition to FFO, the company uses MFFO as a supplemental financial performance measure of the company's operating performance and believes it is frequently used by investors and other interested parties in the evaluation of non-traded REITs. The company's MFFO calculation complies with the Institute of Portfolio Alternative's (IPA) Practice Guideline by excluding acquisition expenses in connection with the internalization transaction, discount amortization related to the deferred liability in connection with the internalization transaction, amortization of above- and below-market leases, along with the net of right-of-use assets - operating leases and right-of-use assets - finance lease, resulting from above- and below-market leases and amounts related to straight-line rents. The other adjustments included in the IPA's Practice Guideline are not applicable to the company. In addition to FFO and MFFO, the company uses AFFO as a supplemental financial performance metric to further evaluate its operating performance. The company calculates AFFO, a non-GAAP measure, by further adjusting MFFO for the following items included in the determination of GAAP net income: amortization of deferred financing costs and stock-based compensation, after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect AFFO on the same basis. Other REITs report AFFO, however other REITs may use different methodologies for calculating AFFO and, accordingly, the company's AFFO may not be comparable to other REITs. FFO, MFFO and AFFO are not intended to represent cash flow from operations for the period and are only intended to provide an additional measure of performance by adjusting for the effect of certain items noted above. The company's management, along with others in the real estate industry, consider FFO, MFFO and AFFO to be appropriate supplemental measures of REIT's operating performance because they provide a more complete understanding of the company's performance to investors and management. Three Months Ended December 31, September 30, June 30, March 31, December 31, 2020 2020 2020 2020 2019 Net income attributable to common stockholders $ 14,748 $ 5,264 $ 11,095 $ 5,669 $ 1,787 Adjustments: Interest and other expense, net 12,849 13,284 14,199 15,319 15,566 Depreciation and amortization 24,875 28,249 25,294 27,065 23,994 EBITDA $ 52,472 $ 46,797 $ 50,588 $ 48,053 $ 41,347 Gain on real estate dispositions (439) — (2,703) — (79) Impairment loss on real estate — — — — 8,000 Cash deposits interest 9 18 60 91 155 EBITDAre $ 52,042 $ 46,815 $ 47,945 $ 48,144 $ 49,423 Glossary 25 Page Q4 2020

Interest Expense, Adjusted is a non-GAAP measure that represents interest and other expense, net, as reported on the consolidated statement of comprehensive income, adjusted for cash deposits interest, other income, notes receivable interest income and amortization of origination fee. This metric provides useful information to investors because it is used for the calculation of adjusted interest coverage ratio. The following is a reconciliation of interest and other expense, net, which is the most directly comparable GAAP financial measure, to interest expense, adjusted for the following quarterly periods (amounts in thousands): Three Months Ended December 31, September 30, June 30, March 31, December 31, 2020 2020 2020 2020 2019 Interest and other expense, net $ 12,849 $ 13,284 $ 14,199 $ 15,319 $ 15,566 Cash deposits interest 9 18 60 91 155 Other income 597 35 — — — Notes receivable interest income 501 501 185 — — Amortization of origination fee (70) (70) (26) — — Interest expense, adjusted $ 13,886 $ 13,768 $ 14,418 $ 15,410 $ 15,721 Three Months Ended December 31, September 30, June 30, March 31, December 31, 2020 2020 2020 2020 2019 Net income attributable to common stockholders $ 14,748 $ 5,264 $ 11,095 $ 5,669 $ 1,787 Adjustments: Depreciation and amortization1 24,869 28,248 25,294 27,065 23,994 Gain on real estate dispositions (439) — (2,703) — (79) Impairment loss on real estate — — — — 8,000 FFO attributable to common stockholders $ 39,178 $ 33,512 $ 33,686 $ 32,734 $ 33,702 Adjustments: Amortization of intangible assets and liabilities2 (613) (2,810) (840) (417) (810) Reduction in the carrying amount of right-of-use assets - operating leases and finance lease, net 268 235 233 234 212 Straight-line rent3 (5,015) (5,235) (5,411) (5,500) (5,693) Internalization transaction expenses4 — 2,235 911 494 — Amortization of discount of deferred liability 54 — — — — MFFO attributable to common stockholders $ 33,872 $ 27,937 $ 28,579 $ 27,545 $ 27,411 Adjustments: Amortization of deferred financing costs 1,001 990 947 946 949 Stock-based compensation 335 45 30 27 25 AFFO attributable to common stockholders $ 35,208 $ 28,972 $ 29,556 $ 28,518 $ 28,385 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO, MFFO and AFFO for the following quarterly periods (amounts in thousands): Glossary 26 Page (1) During the three months ended September 30, 2020, the company wrote off one in-place lease intangible asset in the amount of approximately $3.2 million by accelerating the amortization of the acquired intangible asset. During the three months ended March 31, 2020, the company wrote off one in-place lease intangible asset in the amount of approximately $1.5 million by accelerating the amortization of the acquired intangible asset. (2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate. During the three months ended September 30, 2020, the company wrote off one below-market lease intangible liability in the amount of approximately $2.0 million by accelerating the amortization of the acquired intangible liability. During the three months ended March 31, 2020, the company wrote off one above-market lease intangible asset in the amount of approximately $0.3 million. (3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the three months ended September 30, 2020, the company wrote off approximately $0.1 million of straight-line rent. By adjusting for the change in straight-line rent receivable, MFFO may provide useful supplemental information on the realized economic impact of lease terms, insight on the expected contractual cash flows of such lease terms, and a metric that aligns with the company's analysis of operating performance. (4) Under GAAP, acquisition fees and expenses related to transactions determined to be business combinations are expensed as incurred. Internalization transaction expenses consist primarily of legal fees, as well as fees for other professional and financial advisors incurred in connection with the internalization transaction consummated in September 2020. The company believes that adjusting for such non-recurring items provides useful supplemental information because such expenses may not be reflective of ongoing operations and aligns with the company's analysis of operating performance. Q4 2020

Net Debt is defined as principal debt outstanding less cash and cash equivalents. Net Debt provides useful information to investors and management by calculating and monitoring the company’s leverage ratio. The following is a reconciliation of total debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands): Three Months Ended December 31, September 30, June 30, March 31, December 31, 2020 2020 2020 2020 2019 Notes payable, net $ 451,617 $ 452,496 $ 453,562 $ 454,305 $ 454,845 Credit facility, net 932,100 976,657 931,440 996,043 900,615 Total debt, net 1,383,717 1,429,153 1,385,002 1,450,348 1,355,460 Deferred financing costs, net 7,705 8,370 8,600 9,227 9,885 Principal debt outstanding 1,391,422 1,437,523 1,393,602 1,459,575 1,365,345 Less: cash and cash equivalents 53,174 75,505 74,782 150,476 69,342 Net debt $ 1,338,248 $ 1,362,018 $ 1,318,820 $ 1,309,099 $ 1,296,003 Net Asset Value (NAV) is determined by the Board of Directors, at the recommendation of the company's audit committee, and based on the estimated value of the company’s assets, less the estimated value of the company’s liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. Liquidity is a non-GAAP financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the company’s credit facility at the end of the period. This metric provides useful information to investors and management when examining the company’s financing and investing decisions. Net Operating Income (NOI) and Cash NOI are non-GAAP financial measures. NOI is defined as rental revenues, less rental expenses on an accrual basis, excluding depreciation and amortization, general and administrative expenses, internalization transaction expenses, asset management fees, impairment loss on real estate, gain on real estate dispositions and interest and other expense, net. Cash NOI is calculated to exclude the impact of certain GAAP adjustments to rental revenue, such as straight-line rent, amortization of above-market intangible lease assets and below-market lease intangible liabilities and the reduction in the carrying amount of right-of-use assets - operating ground leases, and is used to evaluate the cash-based performance of the company’s real estate portfolio. The company believes that NOI and Cash NOI both serve as useful supplements to net income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income, determined in accordance with GAAP. The company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be examined in conjunction with net income as presented in the consolidated financial statements included on the company’s Annual Report on Form 10-K filed with the SEC on March 24, 2021. Glossary 27 Page Q4 2020

Occupancy is a weighted average calculation of the portfolio’s occupancy based on rentable square feet. Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Healthcare: Healthcare rental revenue $ 41,902 $ 42,490 $ 165,781 $ 101,212 Healthcare rental expense (2,548) (4,220) (15,187) (10,714) Healthcare NOI 39,354 38,270 150,594 90,498 Data Centers: Data Center rental revenue 25,907 26,944 110,755 109,689 Data Center rental expense (6,507) (6,754) (28,346) (30,270) Data Center NOI 19,400 20,190 82,409 79,419 Total NOI 58,754 58,460 233,003 169,917 Straight-line rent (5,015) (5,693) (21,161) (14,047) Amortization of above- and below-market leases, net (613) (810) (4,680) (4,248) Reduction in the carrying amount of right-of-use assets - operating ground leases 233 212 935 577 Cash NOI 53,359 52,169 208,097 152,199 General and administrative expenses (6,721) (3,244) (16,681) (8,421) Internalization transaction expenses — — (3,640) — Asset management fees — (5,948) (17,914) (16,475) Depreciation and amortization (24,875) (23,994) (105,483) (74,104) Impairment loss on real estate — (8,000) — (21,000) Gain on real estate dispositions 439 79 3,142 79 Interest and other expense, net (12,849) (15,566) (55,651) (47,214) Straight-line rent 5,015 5,693 21,161 14,047 Amortization of above- and below-market leases, net 613 810 4,680 4,248 Reduction in the carrying amount of right-of-use assets - operating ground leases (233) (212) (935) (577) Net income attributable to common stockholders $ 14,748 $ 1,787 $ 36,776 $ 2,782 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to Healthcare NOI, Data Center NOI, Total NOI and Cash NOI, for the following periods (amounts in thousands): Remaining Lease Term is a weighted average calculation of the portfolio’s remaining lease term based on leased square feet. Rent Escalation is a weighted average calculation of the portfolio’s rent escalations based on leased square feet. Same Store Properties are operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating the net operating income of the same store properties, management is able to monitor the operations of the company's existing properties for comparable periods to measure the performance of the current portfolio and determine the effects of new acquisitions on net income. Glossary 28 Page Q4 2020

Total Real Estate Investment is based on aggregate contract purchase price of real estate properties acquired, including acquisition costs and additional capital expenditures incurred since inception, adjusted for cost basis property dispositions over such period. Three Months Ended December 31, September 30, June 30, March 31, December 31, 2020 2020 2020 2020 2019 Healthcare: Healthcare same store rental revenue $ 20,653 $ 20,569 $ 20,438 $ 20,626 $ 21,398 Healthcare same store rental expense (1,603) (2,371) (2,165) (2,237) (2,193) Healthcare same store NOI 19,050 18,198 18,273 18,389 19,205 Data Centers: Data Center same store rental revenue 25,907 29,945 27,144 27,759 26,944 Data Center same store rental expense (6,507) (7,663) (7,027) (7,149) (6,754) Data Center same store NOI 19,400 22,282 20,117 20,610 20,190 Total same store NOI 38,450 40,480 38,390 38,999 39,395 Non-same store rental revenue 21,249 20,153 21,293 20,800 21,092 Non-same store rental expense (945) (2,034) (1,730) (2,102) (2,027) General and administrative expenses (6,721) (3,578) (3,188) (3,194) (3,244) Internalization transaction expenses — (2,235) (911) (494) — Asset management fees — (5,989) (5,969) (5,956) (5,948) Depreciation and amortization (24,875) (28,249) (25,294) (27,065) (23,994) Impairment loss on real estate — — — — (8,000) Gain on real estate dispositions 439 — 2,703 — 79 Interest and other expense, net (12,849) (13,284) (14,199) (15,319) (15,566) Net income attributable to common stockholders $ 14,748 $ 5,264 $ 11,095 $ 5,669 $ 1,787 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to Healthcare same store NOI, Data Center same store NOI and Total same store NOI for the following quarterly periods (amounts in thousands): Glossary 29 Page Q4 2020